Exhibit  10.8

HAI Capital, Inc. 31889 Corydon Rd., Suite 120, Lake Elsinore, California 92530 Tel: 877-280-4242 ☐ Fax: 951-471-2379	LEASE NUMBER 25178001H
FULL LEGAL NAME AND ADDRESS OF LESSEE Internal Fixation Systems, Inc. 11767 S. Dixie Hwy., Suite 121 Pinecrest, FL 33156	SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS) HFO-Tampa 913 U.S. Hwy. 301 South Tampa, FL 33619
QUANTITY DESCRIPTION, MODEL #, CATALOG #, SERIAL OR OTHER IDENTIFICATION
EQUIPMENT LEASED	See Schedule A attached hereto and made part of.
EQUIPMENT LOCATION IF DIFFERENT	STREET ADDRESS 10100 NW 116th Way, Suite 18 CITY Medley STATE FL ZIP 33178
TERMS	AMOUNT OF EACH PAYMENT	MONTHLY ❑ OTHER/SPECIFY ❑	TERM OF LEASE (NO. OF MONTHS)	NO OF PAYMENTS	ADVANCE RENTALS APPLY TO FIRST AND LAST ___MONTHS	SECURITY DEPOSIT
Schedule"B" Attached

LEASE RENTAL AGREEMENT
TERMS AND CONDITIONS OF LEASE
1. AGREEMENT TO LEASE. Lessee hereby agrees to lease from Lessor, and Lessor hereby agrees to lease to Lessee for Lessee's business use, subject to the terms and conditions on the face and reverse side of this Lease Rental Agreement ("Lease"), the personal property described above (which, with all replacement parts, repairs, additions and accessories thereto, is hereinafter called "Equipment"), or, if separately scheduled, on the schedule annexed hereto (marked Schedule "A") and made part hereof The Parties agree that this Lease is a "Finance Lease" as defined by Section 2A-104(g) of the Uniform Commercial Code ("UCC"). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract covering the Equipment purchased from the Supplier thereof for lease, or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease, of the following: (i) the identity of the Supplier; (ii) that Lessee may have nghts under the Supply Contract; and (iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

2. SELECTION AND ORDERING OF EQUIPMENT. Lessee, at its sole option and discretion, has selected the Equipment and the Supplier(s) thereof and hereby requets Lessor to order the Equipment from the Supplier(s) named herein, to arrange for delivery to Lessee at Lessee's expense and to pay for the Equipment after its delivery and acceptance by Lessee.

3. DISCLAIMER OF WARRANTIES AND CLAIMS/LIMITATION OF REMEDIES. There are no warranties by or on behalf of Lessor, and Lessee acknowledges and agrees by Lessee's initials below that:
(a) Lesssor, being neither the manufacturer, nor the Supplier, nor a dealer in the Equipment, makes NO WARRANTY, express or implied, to anyone as to design condition, capacity, performance or any other aspect of the Equipment, or its material or workmanship. Lessor also disclaims any warranty of merchantabity or fitness for use or purpose, whether arising by operation of law or otherwise. Lessor further disclaims any liability for loss, damage, or injury to lessee or to any third parties as a result of any latent or patent defects in the Equipment, whether arising from the laws of strict liability or otherwise. As to the lessor, the Lessee leases the Equipment "as-is". Lessee acknowledges that Lessor has not recommended the Supplier(s) of the Equipment. Lessor shall have no obligation to install, maintain, or service the Equipment, or cause the same to be performed by any third parties. If the Equipment is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against the Supplier and/or the manufacturer of the Equipment, and shall nevertheless pay or continue to pay all rent due under the Lease;
(b) As long as Lessee is not deemed to be in default hereunder, Lessor assigns to Lessee, solely for the purpose of prosecuting such a claim, all of the rights which Lessor may have against the Supplier and/or the manufacturer of the Equipment for breach of warren:), or other representations concerning the Equipment;
(c) Regardless of any cause, Lessee agrees not to assert any claim or counterclaim whatsoever against Lessor for loss of anticipatory profits, or any other indirect or special or consequential damages, nor shall Lessor be responsible for any damages or costs which may be assessed against Lessee in any action for infringement of any United States Letters Patent Lessor makes no warranty as to the treatment of this Lease for tax or accounting purposes;
(d) Neither the Supplier, nor any of its representatives, agents, employees, or sales personnel are in any way to be construed as agents of Lessor; consequently, neithre the Supplier, nor any of its representatives, agents, employees, or sales personnel are authorized to waive or alter any of the terms, conditions, or provisions of this Lease or to make any representation whatsoever for or on behalf of Lessor;
(e) Lesee, by affixing Lessee's initials hereto, agrees and acknowledges that Lessor and Lessee have specifically negotiated and agreed to the terms and condtions of this Paragraph 3.
Lessee's initials: SD

4. TERM AND RENT. THIS LEASE IS NON-CANCELLABLE FOR THE ORIGINAL TERM HEREOF, EXCEPT AS HEREIN PROVIDED The Lease shall  commence when accepted by the Lessor at its principal office in the County of Riverside, State of California and continue until all of Lessee's obligations under the Leas have been performed to the satisfaction of Lessor. Lessee agrees to pay the total rent equal to the "Amount of Each Payment" multiplied by the number of payment specified in "No of Payments." Payments will be made in advance and periodically as specified in "Terms" and will be considered to be made when received by Lessor at its principal office in Riverside County, California. Lessee's obligation to pay the rentals due hereunder is unconditional. Lessee shall not set-off, abate, deduct the amount, or reduce any payment for any reason The first payment shall be due on the date Lessee accepts delivery of the Equipment, and subsequent payment shall be due on the same day of each succeeding payment period throughout the remaining term of the Lease. If, for any reason whatsoever, the Lease does not commence, or the Lessor duly terminates the Lease, Lessor may retain the advance rental(s) as liquidated damages.

5. SECUR1TY DEPOSIT. As security for the prompt, faithful and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee, if so noted above, has deposited with Lessor the security amount set forth in the section shown as secunty Deposit." In the event that any default shall be made in the performance of any of Lessee's obligations to Lessor, whether under this Lease or otherwise, Lessor shall have the nght, but shall not be obligated, to apply the Security Deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to the curing of any default, Lessee shall restore said Security Deposit to the full amount set forth hereinabove. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, Lessor will return to Lessee any then remaining balance of said Security Deposit, without interest. The Security Deposit may be commingled with Lessor's other funds.

Lessee's initials: SD

6. EXPIRATION AND RENEWAL. Unless earlier terminated or cancelled by Lessor, and provided that Lessee has performed all of its covenants hereunder to Lessor's satisfaction, this Lease shall expire upon the expiration of the number of months set forth in "Term of Lease." At the expiration of the Lease, Lessee shall return the equipment to Lessor in accordance with Paragraph 7 hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days after the Lessee returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall pay to Lessor all rentals, taxes, and other charges as set forth in this Lease and all the terms of this Lease shall continue to be full force until the Lease is terminated by full compliance with the terms of this Lease.

7. SURRENDER. By this Lease, Lessee acquires no ownership nghts in the Equipment and has no option to purchase same, unless one is executed with this Lease upon expiration or earlier termination or cancellation of the Lease, or in the event of a default, as defined under paragraph 18 hereinunder, Lessee, at its sole cost and expense, shall return the Equipment in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted delivering it, by packed and ready for shipment, to such place or carrier as Lessor may designate.

8. OWNERSHIP/PERSONAL PROPERTY. The Equipment is, and shall remain, the property of Lessor, and, notwithstanding any trade-in or down payment made by Lessee or on its behalf, Lessee shall have no right, title, or interest in and to the Equipment, except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property. The Equipment is removable from and is not essential to the premises at which the Equipment is located.

9. LOCATION OF EQUIPMENT. Lessee shall keep the Equipment at the location specified hereinabove, or, if none is specified, at Lessee's address as shown  hereinabove and it shall not be removed without Lessor's prior written consent.

10. CARE AND USE OF EQUIPMENT. Lessee, at its sole cost and expense, shall at all times maintain and keep the Equipment in good repair, condition and working order, shall use the Equipment lawfully and shall not alter the Equipment without Lessor's prior written consent. If the manufacturer of the Equipment has provided Lessee with a standard maintenance schedule, such schedule will constitute minimum maintenance compliance, and, at Lessor's request, Lessee will furnish Lessor with evidence of such compliance.

11. INSURANCE, LIENS, TAXES, FEES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with Lessor listed as an additional insured. Lessee shall also provide and maintain comprehensive general all-risk liability insurance without limitation, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property, or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be cancelled without 30 days' prior written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the Insurer, which certificate shall evidence the insurance coverage required by this Paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. In the event that Lessor shall take real property as additional security to the Lease, Lessee agrees to maintain such fire and other hazard insurance upon said premises as Lessor shall direct, showing Lessor and/or its assigns as Loss Payee thereunder. Lesse shall keep the Equipment free and clear of any and all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. Lessee shall pay all fees, other than those for credit investigation, incurred by Lessor on Lessee's behalf. If Lessee fails to procure or maintain said insurance or to pay any of the said fees, charges, or taxes, Lessor shall have the right, but shall not be obligated, to effect such insurance, or to pay such fees, charges, or taxes in that event, Lessor shall notify Lessee of such payment, and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

12. JURISDICTION; VENUE. This Lease shall be binding when accepted by Lessor at its principal office in the County of Riverside, State of California and shall be governed by and construed according to the laws of the State of California. In the event this Lease is assigned by Lessor, the laws of the state in which the assignee's principal offices are located shall govern without such state's choice of law considerations. Lessee agrees not to raise any defenses against the assignee that it could have or might have, been able to raise against the Lessor. Lessee agrees that all actions or proceedings hereunder shall be brought in a court of competent jurisdiction in Riverside county, California, or in the county and state where the assignee's principal offices are located or where payments are made.

13. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the entire risk of loss, theft, damage, or destruction of the Equipment from any cause whatsoever and no loss, theft, damage, or destruction of the Equipment shall relieve the Lessee of the obligation to pay rent or to comply with any other obligation or provision under this Lease. In the event of loss, Lessee shall give immediate written notice of such to Lessor or Lessor's assignee, if any, but Lessor shall not by such notice become obligated to make proof of loss to the insurance company(ies). Each insurance carrier is hereby authorized and directed to make payment for such loss directly to Lessor or Lessor's assignee. In case of any loss, the amount collected under any policy of insurance on the Equipment may, at Lessor's sole option and discretion be used by Lessor to repair or replace the Equipment, or held by Lessor to compensate Lessor for diminution in the value of such Equipment as a result of said loss, or applied by Lessor to Lessee's obligations under this Lease.

In furtherance of the assignment of rights contained herein, Lessee hereby appoints Lessor as Lessee's attorney-in-fact (hereby granting Lessor a power of attorney coupled with an interest) to make claim for, receive payment of and execute and endorse any and all documents, checks, or drafts for loss, damages, or returned premium under any insurance policy(ies) in favor of Lessee insuring the Equipment, and with the power also to enter into any agreement on Lessee's behalf and binding settlement of any claim or claims relating to the Equipment which is the subject of this Lease.

14. FURTHER ASSURANCES AND SPECIAL POWER OF ATTORNEY. Lessee shall execute, or otherwise authenticate, or obtain from third parties, and deliver to Lessor, upon Lessor's request, such instruments and assurances and other records as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder. Lessee further agrees and does hereby appoint Lessor as Lessee's true and lawful attorney-in-fact to prepare, execute and file any and all documents, including, without limitation, security agreements and financing statements, including UCC-1's, in order to give notice of Lessor's ownership interest in the Equipment and to sign the name of Lessee with the same force and effect as if, in fact, signed by Lessee. The filing of the financing statement is made for the express purpose of protecting the interests of the parties hereto from any unwarranted claims made by any third party. This Paragraph shall survive the termination, cancellation, or expiration of this Lease. Lessee's full and accurate legal name is as first provided above.

15. INDEMNITY. Lessee shall hold Lessor harmless from, indemnify and defend Lessor against any and all claims, actions, suits, proceedings, costs, expenses, including attorney's fees, damages and liability, ansing out of, connected with, or resulting from the Equipment or this Lease, including, without limitation, the manufacture, selection, delivery, possession, use, operation, or return of the Equipment. This indemnification shall survive the termination, cancellation, or expiration of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to the indemnification of Lessor.

16. ASSIGNMENT. ASSIGNMENT BY LESSEE IS PROHIBITED WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE, HYPOTHECATE, 'TRANSFER, OR DISPOSE OF THE EQUIPMENT IN ANY MANNER, OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor.

17. SERVICE CHARGES; INTEREST If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a late charge of 7.00 % of the amount due; provided, however, that not more than one such late charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including, without limitation on attorney fees whether or not litigation is commenced, long-distance telephone charges, and travel expenses.

Lessee's initials: SD

18. TIME OF ESSENCE. Time is of the essence of this Lease, and this position shall not be impliedly waived by the acceptance on occasion of late or defective performance.

19. DEFAULT. An Event of Default shall occur hereunder if:
(a) Lesee fails to pay any installment of rent or other payment required hereunder when due and such failure continues for a period of 10 days; or
(b) Lesee fails to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or
(c) Lessee has made any false or misleading statement in connection with application for, or performance of, this Lease; or
(d) The Equipment, or any part thereof, shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment, or permit another entity or person to use the Equipment without the prior written consent of Lessor; or
(e) Lessee dies, or ceases to exist as a going concern, or
(I) Lessee defaults under the terms, provisions, or conditions of any other agreement Lessee has with Lessor; or
(g) If a petition in bankruptcy, arrangement, insolvency, or reorganization is filed by or against Lessee, or if Lessee sells all or a substantial part of Lessee's assets, or if a majority of Lessee's voting stock is transferred; or if Lessee shall make an assignment for the benefit of creditors, or
(h) If there shall be a material adverse change in the financial or business condition of the Lessee; or
(i) Any guarantor of this Lease defaults on any obligation to Lessor, whether or not under this Lease, or any of the above-listed events of default occur with respect to any such guarantor.
(j) The Lessee breaches its real property lease with its landlord.

20. REMEDIES. Upon the occurrence of any Event of Default hereunder, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made.
(a) Lessor may enter upon Lessee's premises and, without any court order or other process of law, may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease, unless Lessor so notifies Lessee in writing,
(b) Lessor may require Lessee, at Lessee's sole cost and expense, to return the Equipment in good repair, ordinary wear and tear from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;
(c) Lessor may cancel or terminate this Lease and may retain any and all pnor payments paid by or for the account of Lessee;
(d) Lessor may declare all sums due and to become due under this Lease and under any other agreement Lessee may have with Lessor immediately due and payable, without notice or demand to or upon Lessee;
(e) Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to the Lessee, at private or public sale, at which sale Lessor may be the purchaser;
(f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 8% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 8% as of the date of default, less the net proceeds of disposition, if any, of the Equipment.
(g) Lessor may sue for and recover from Lessee the sum of all amounts due and to become due under any other agreements between Lessee and Lessor under the same formula as set forth in subsection (f) of this Paragraph;
(h) Lessor may pursue any other remedy available by law, by statute, or in equity.
No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right hereunder shall preclude any other or further exercise of any other right or remedy.

21. LESSEE REPRESENTATIONS AND COVENANTS. Lessee represents and covenants with Lessor that all financial and other information furnished to Lessor in connection with this Lease was, at the time of delivery to Lessor, true and correct in all respects. During the term of this Lease, Lessee shall furnish to Lessor such interim or annual financial statements as Lessor may request from time to time.

22. NOTICES. Services of all notices under this Lease shall be sufficient if given personally or mailed to the intended party at its respective address as set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective 3 days following the date when deposited in the United States Mail, duly addressed and with sufficient postage thereon prepaid.

23. ENTIRE AGREEMENT; GOVERNING LAW; VENUE; GENERAL. This Lease, together with any and all addenda or supplements hereto, contains the entire agreement between the parties and may not be altered, amended, modified, terminated, or otherwise changed except by a writing signed by the parties, or as otherwise provided hereinabove. The parties hereto agree that this Lease is made and executed in the County of Riverside, State of California. This Lease shall be binding when accepted by Lessor at its principal office in the County of Riverside, State of California and shall be governed by and construed according to the laws of the State of California. Lessee agrees that all actions of proceedings instituted by Lessee of Lessor hereunder shall be brought in a court of competent jurisdiction in Riverside County, California. Lessee shall pay to Lessor all costs and expenses, including attorneys' fees and Court costs incurred by Lessor and awarded by the Court in exercising any of Lessor's rights or remedies hereunder or enforcing any of the terms or provisions herein. Furthermore, should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by third parties against Lessee or Lessor as a result of Lessee's use of the Equipment, Lessee covenants to pay Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in connection with such litigation. Lessee agrees that Paragraph headings will not affect the interpretation of the provisions of the Lease. Lessee waives, insofar as permitted by law, right to trial by jury in any action between the parties. Lessor and Lessee intend this Lease to be a valid and subsisting legal document and agree that no provision of the Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect. This Lease shall be binding upon the parties, their heirs, successors, legal representatives and assigns. The liability of Co-Lessees hereunder shall be joint and several. Wherever the context so requires herein, the singular number includes the plural and the plural number includes the singular; masculine terms include the feminine and neuter and vice-versa.
THIS LEASE CANNOT BE CANCELLED BY LESSEE DURING THE INITIAL TERM.

Accepted at Riverside County, California	Internal Fixation Systems, Inc.
LESSEE (FULL LEGAL NAME)
Date: 12-15-09
The Undersigned affirms that he is a duly authorized corporate
Lessor: HAI Capital, Inc	officer, partner, or proprietor of the above-named Lessee, or has the authority to execute this Lease on Lessee's behalf.
Dated: Nov 3, 2009

By:	By: /s/ Stephen Dresnick

Title: President	Title: President

AMENDMENT TO LEASE

Re:   Lease Rental Agreement #25178001H ("Lease")

Notwithstanding anything to the contrary in the referenced Lease, Lessee may prepay the obligation evidenced thereby at any time during its original term without penalty for so doing; provided, however, that such prepayment may be made without penalty only if the Lessee has promptly and faithfully performed all of its obligations under the Lease, including, without limitation, its obligation to remit the monthly payments under the Lease promptly when due.

The prepayment amount shall be the then sum of all unpaid rents and other payments due under the Lease, the accrued and all future payments due under the Lease, discounted to their present value at a discount rate of 6.00% as of the date of prepayment. All other terms, conditions and provisions of the Lease shall remain unchanged and in full force and effect.

Lessor: HAI Capital, Inc	Lessee: Internal Fixation Systems, Inc.

By:	By: /s/ Stephen Dresnick

Title: President	Title: President

Date: 12-15-09	Dated: Nov 3, 2009

SCHEDULE 'A'
EQUIPMENT SCHEDULE

THIS SCHEDULE is attached to and made part of a certain Lease Rental Agreement, number 25178001H, between HAI Capital, Inc. as Lessor, and Internal Fixation Systems, Inc., as Lessee.

QUANTITY	EQUIPMENT DESCRIPTION	SERIAL NUMBER

(1)	HAAS Vertical Machining Center, Model Super Mini Mill 2 including:

(1)	16 Megabyte Expanded Memory
(1)	Early Power Failure Detection Module
(1)	High Speed Machining with Look-Ahead
(1)	Enhanced Remote Jog Handle
(1)	Renishaw Wireless Intuitive Probing System
(1)	4th Axis Drive and Wiring
(1)	HA5C, 5C Collet Servo Rotary Head
(1)	Programmable Coolant Nozzle
(1)	Intuitive Programming System
(1)	Side Mount Tool Changer 40 Taper

The Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Rental Agreement of which this Schedule is a part.

Lessor: HAI Capital, Inc	Lessee: Internal Fixation Systems, Inc.

By:	By: /s/ Stephen Dresnick

Title: President	Title: President

Date: 12-15-09	Dated: Nov 3, 2009

SCHEDULE "B"
PAYMENT SCHEDULE

THIS SCHEDULE is attached to and made part of a certain Lease Rental Agreement number 25178001H, dated Nov 3, 2009     ("Lease") between HAI Capital, Inc. as Lessor, and Internal Fixation Systems, Inc., as Lessee. Lessor and Lessee agree that Lessee is obligated for the original term of the Lease to make periodic rental payments under the Lease as follows:

Thirty (30) days after Lessee accepts the equipment, and for fifty-nine (59) successive months thereafter (for a total of 60 payments), Lessee shall pay Lessor monthly rentals in the amount of $1,114.60 each plus any applicable tax.

Lessor: HAI Capital, Inc	Lessee: Internal Fixation Systems, Inc.

By:	By: /s/ Stephen Dresnick

Title: President	Title: President

Date: 12-15-09	Dated: Nov 3, 2009

EQUIPMENT AND DELIVERY ACCEPTANCE NOTICE

Re:	Lease Rental Agreement, number 25178001H, dated Nov 3, 2009 , between HAI Capital, Inc., as Lessor, and Internal Fixation Systems, Inc., as Lessee.

Lessee hereby acknowledges and affirms that Lessee has received the Equipment exactly as described under the Lease Rental Agreement and on any Schedule or Schedules annexed thereto and that the Equipment has been installed, Lessee further acknowledges and affirms that said Equipment has not been delivered, installed or accepted on a "trial basis". Lessee affirms that Lessor has made no representations or warranties whatsoever as to the Equipment.

Lessee acknowledges and affirms that Lessor is not responsible for any service contracts or duties to be performed thereunder and that such contracts do not affect Lessee's obligation to Lessor under the Lease Rental Agreement.

Date of Acceptance: Dec 10, 2009	Lessee: Internal Fixation Systems, Inc.

By: /s/ Stephen Dresnick

Title: President

Attention:   Please retain and do NOT sign this document, until your machine has been delivered.

Please fax this document to (951) 471-2379 and mail the original to 31889 Corydon Rd., Suite 120 Lake Elsinore, CA 92530

AMENDMENT TO LEASE RENTAL AGREEMENT

Re:	Lease Rental Agreement number 25178001H, dated Nov 3, 20009 , between HAI Capital, Inc., as Lessor, and Internal Fixation Systems, Inc., as Lessee.

Notwithstanding any language in the captioned Lease Rental Agreement ("Lease") to the Contrary, it is agreed between Lessor and Lessee that, provided Lessee has performed all of its Obligations under the Lease, as provided therein, then, at the end of the initial term of the Lease, or, when such obligations shall have been completely performed prior to the end of the initial term thereof, Lessee may purchase the leased Equipment for the sum of One Dollar ($1.00) Plus any applicable taxes.

Lessee is hereby put on notice that Lessor will make the Equipment available to sale to Lessee WITHOUT ANY WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES AS TO MERCHANTABILITY, OR AS TO FITNESS FOR ANY PARTICULAR PURPOSE.

READ AND AGREED TO:

Lessor: HAI Capital, Inc	Lessee: Internal Fixation Systems, Inc.

By:	By: /s/ Stephen Dresnick

Title: President	Title: President

Date: 12-15-09	Dated: Nov 3, 2009

LESSEE ACKNOWLEDGMENT/ESTOPPEL

Re:	Lease Rental Agreement number 25178001H, dated Nov 3, 20009 , ("Agreement") between HAI Capital, Inc., as Lessor, and Internal Fixation Systems, Inc., as Lessee.

LESSEE HEREBY ACKNOWLEDGES THAT:

(a) Lessee, alone and in its sole discretion, has selected the equipment which is the subject of the Agreement ("Equipment") and the Supplier thereof, namely, HFO-Tampa; and

(b) Lessor has made no representations, warranties, or promises, written or oral, express or implied, as to the fitness of the Equipment for any particular purpose, its merchantability, its potential profitability or cost-saving potential, condition, quality, durability, or latent or patent defects; and

(c Any agreement for the installation, service, maintenance, or repair of the Equipment is a matter between the Supplier of the Equipment and the Lessee; and any failure of said Supplier to perform or any failure of the equipment to perform shall not be grounds for Lessee to fail to perform any of its obligations under the Agreement; and

(d Lessee may have rights as to Equipment warranties from the Supplier specified in Paragraph "a", above; and

(e) Neither the Supplier, nor any of its agents, representatives, employees, or sales personnel are in any way to be construed as being agents of Lessor. Consequently, none of them is in any way authorized to waive or alter any of the terms, provisions, or conditions of the Agreement, or to make any representations whatever on behalf of Lessor with regard to the agreement; and

(f) The Equipment is and shall remain personal property, even though installed in or attached to real property; and

(g) Lessee warrants and represents that all of the financial and other information furnished to Lessor for purposes of Lessor's evaluation of Lessee's creditworthiness for this Agreement was true and correct when prepared and furnished and that there has been no material adverse change in Lessee's business or financial condition since such preparation and furnishing. Furthermore, Lessee warrants and represents that there has been no omission of any information which might have affected Lessor's credit evaluation Lessee's creditworthiness or Lessor's evaluation of any Guarantor's ability to perform under any Guaranty to this Agreement; and

SD initials:
(h)Lessee has thoroughly read and understood the entire Agreement, this Acknowledgment/Estoppel and any other documents which Lessee has signed with regard to this Agreement, or has retained the services of a competent person, such as an attorney, who has explained to Lessee all of the terms, conditions and provisions of the Agreement and of this Acknowledgment/Estoppel.

LESSEE AFFIRMS ITS ACKNOWLEDGMENT AND FULL UNDERSTANDING THAT THE AGREEMENT IS NON-CANCELABLE FOR ITS TERM.

Lessee: Internal Fixation Systems, Inc.

By: /s/ Stephen Dresnick

Title: President

Dated: Nov 3, 2009

DISCLAIMER OF OWNERSHIP

Re:	Lease Rental Agreement number 25178001H, dated Nov 3, 20009 , between HAI Capital, Inc., as Lessor, and Internal Fixation Systems, Inc., as Lessee.

The undersigned is Lessee of certain personal property ("Equipment") which is the subject of the above-referenced Lease Rental Agreement ("Lease"). At Lessee's request, Lessor has purchased the Equipment from HFO-Tampa, ("Vendor"). Lessee has paid a deposit, or form of deposit, to the Vendor as part of one or more of its original purchase orders, prior to or coincident with Lessee's proposal to enter into the Lease with Lessor. Having received all necessary and properly executed documentation pertinent to said Lease, and being satisfied that Lessee has met all of the conditions incident to Lessor's ratification of the Lease, Lessor has paid to the Vendor: (a) the remaining balance of the purchase price of the Equipment; or (b) 100% of the purchase price of the Equipment, it being affirmed by Lessee that the vendor has refunded to Lessee the deposit(s) herein above mentioned. In either case, in return for such payment to the Vendor, Lessor has received a Bill of Sale or Invoice from the Vendor conveying a 100% interest in the Equipment to the Lessor.

Lessee hereby affirmatively states that it is satisfied that its payments under the Lease are based solely on Lessor's payment to the Vendor and do not include Lessee's deposit(s); and Lessee hereby consents to Vendor transferring the entire ownership of the Equipment to the Lessor. Effective on the actual transfer of the ownership of the Equipment to Lessor, Lessee disclaims any ownership interest or rights in the Equipment, save for those the Lessee may have by virtue of its being Lessee under the Lease.

Lessee: Internal Fixation Systems, Inc.

By: /s/ Stephen Dresnick

Title: President

Dated: Nov 3, 2009

PERSONAL GUARANTY

This PERSONAL GUARANTY is entered into on  Nov 3, 2009  by and between Stephen Dresnick ("Guarantor") and HAI Capital, Inc. ("Lessor"). Guarantor offers this PERSONAL GUARANTY as an inducement for HAI CAPITAL to enter into Finance/Lease Agreement #2517800111, with  Internal Fixation Systems, Inc. ("Lessee").

To induce Lessor to enter into the within Lease, the undersigned unconditionally guarantees to Lessor the prompt payment when due of all of Lessee's obligations to Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. Guarantor consents to any extensions or modification granted to Lessee and the release and/or compromise of any obligation of Lessee or any other obligors and guarantors without in any way releasing the undersigned from its obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by death of the undersigned, shall bind the heirs, administrators, representatives, successors and assigns, and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned agrees and consents to the Courts of the State of California having jurisdiction in Riverside County. In the event the underlying Lease is assigned by Lessor, Guarantor agrees that this Guarantee is an unseverable part of the assignment and that all actions or proceedings hereunder shall be brought in the county and state where the assignee's principal offices are located or where payments on the lease are made. Guarantor agrees not to raise any defenses against the assignee that it could have, or might have, been able to raise against the Lessor. This Guaranty shall be interpreted by the laws of California.

Guarantor warrants and represents that Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of the Guarantor that Lessee enter into the Finance/Lease Agreement and other Agreements, or any of them, with Lessor; that Guarantor is and shall remain, familiar with the state of Lessee's finances and the operation of Lessee's business; and that Guarantor understands that Lessor would be unwilling to enter into the Agreements, or any of them, with Lessee without this PERSONAL GUARANTY and that HAI CAPITAL depends upon Guarantor's warranties, covenants and representations.

This Guaranty contains the entire agreement between the parties and it may not be altered, amended, modified, or terminated, except by a writing signed by the parties. Should either party institute Suit hereunder, the prevailing party shall be entitled to reasonable attorney fees and costs. No provision of this Guaranty which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Guaranty, all of which shall remain in full force and effect. This Guaranty may be assigned by Lessor without notice to the Guarantor, but may not be assigned by the Guarantor. This Guaranty shall inure to the benefit of Lessor, its successors, and assigns, and shall bind the Guarantor, his/her heirs, representatives, successors and assigns. Service of all notices regarding this Guaranty shall be sufficient if given personally or mailed to the intended party at the address as set forth herein, or at such other address as said party may provide in writing from time to time.

Guarantor:	Accepted at Riverside County, California

Stephen Dresnick	Date: 12-15-09

By: /s/ Stephen Dresnick	HAI Capital Inc
Address: 5901 SW 74th St., #408	By:
South Miami, FL 33143
Title: President
Social Security #: XXX-XX-1557

PERSONAL GUARANTY

This PERSONAL GUARANTY is entered into on  Nov 3, 2009        by and between Christopher Endara ("Guarantor") and HAI Capital, Inc. ("Lessor"). Guarantor offers this PERSONAL GUARANTY as an inducement for HAI CAPITAL to enter into Finance/Lease Agreement #25178001H, with  Internal Fixation Systems, Inc. ("Lessee").

To induce Lessor to enter into the within Lease, the undersigned unconditionally guarantees to Lessor the prompt payment when due of all of Lessee's obligations to Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. Guarantor consents to any extensions or modification granted to Lessee and the release and/or compromise of any obligation of Lessee or any other obligors and guarantors without in any way releasing the undersigned from its obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by death of the undersigned, shall bind the heirs, administrators, representatives, successors and assigns, and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned agrees and consents to the Courts of the State of California having jurisdiction in Riverside County. In the event the underlying Lease is assigned by Lessor, Guarantor agrees that this Guarantee is an unseverable part of the assignment and that all actions or proceedings hereunder shall be brought in the county and state where the assignee's principal offices are located or where payments on the lease are made. Guarantor agrees not to raise any defenses against the assignee that it could have, or might have, been able to raise against the Lessor. This Guaranty shall be interpreted by the laws of California.

Guarantor warrants and represents that Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of the Guarantor that Lessee enter into the Finance/Lease Agreement and other Agreements, or any of them, with Lessor; that Guarantor is and shall remain, familiar with the state of Lessee's finances and the operation of Lessee's business; and that Guarantor understands that Lessor would be unwilling to enter into the Agreements, or any of them, with Lessee without this PERSONAL GUARANTY and that HAI CAPITAL depends upon Guarantor's warranties, covenants and representations.

This Guaranty contains the entire agreement between the parties and it may not be altered, amended, modified, or terminated, except by a writing signed by the parties. Should either party institute Suit hereunder, the prevailing party shall be entitled to reasonable attorney fees and costs. No provision of this Guaranty which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Guaranty, all of which shall remain in full force and effect. This Guaranty may be assigned by Lessor without notice to the Guarantor, but may not be assigned by the Guarantor. This Guaranty shall inure to the benefit of Lessor, its successors, and assigns, and shall bind the Guarantor, his/her heirs, representatives, successors and assigns. Service of all notices regarding this Guaranty shall be sufficient if given personally or mailed to the intended party at the address as set forth herein, or at such other address as said party may provide in writing from time to time.

Guarantor:	Accepted at Riverside County, California

Christopher Endara	Date: 12-15-09

By: /s/ Christopher Endara	HAI Capital Inc
Address: 18020 SW 83rd Ave.	By:
Palmetto Bay, FL 33157
Title: President
Social Security #: XXX-XX-8560

PERSONAL GUARANTY

This PERSONAL GUARANTY is entered into on  Nov 3, 2009     , by and between Kenneth West ("Guarantor") and HAI Capital, Inc. ("Lessor"). Guarantor offers this PERSONAL GUARANTY as an inducement for HAI CAPITAL to enter into Finance/Lease Agreement #2517800111, with  Internal Fixation Systems, Inc. ("Lessee").

To induce Lessor to enter into the within Lease, the undersigned unconditionally guarantees to Lessor the prompt payment when due of all of Lessee's obligations to Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. Guarantor consents to any extensions or modification granted to Lessee and the release and/or compromise of any obligation of Lessee or any other obligors and guarantors without in any way releasing the undersigned from its obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by death of the undersigned, shall bind the heirs, administrators, representatives, successors and assigns, and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned agrees and consents to the Courts of the State of California having jurisdiction in Riverside County. In the event the underlying Lease is assigned by Lessor, Guarantor agrees that this Guarantee is an unseverable part of the assignment and that all actions or proceedings hereunder shall be brought in the county and state where the assignee's principal offices are located or where payments on the lease are made. Guarantor agrees not to raise any defenses against the assignee that it could have, or might have, been able to raise against the Lessor. This Guaranty shall be interpreted by the laws of California.

Guarantor warrants and represents that Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of the Guarantor that Lessee enter into the Finance/Lease Agreement and other Agreements, or any of them, with Lessor; that Guarantor is and shall remain, familiar with the state of Lessee's finances and the operation of Lessee's business; and that Guarantor understands that Lessor would be unwilling to enter into the Agreements, or any of them, with Lessee without this PERSONAL GUARANTY and that HAI CAPITAL depends upon Guarantor's warranties, covenants and representations.

This Guaranty contains the entire agreement between the parties and it may not be altered, amended, modified, or terminated, except by a writing signed by the parties. Should either party institute Suit hereunder, the prevailing party shall be entitled to reasonable attorney fees and costs. No provision of this Guaranty which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Guaranty, all of which shall remain in full force and effect. This Guaranty may be assigned by Lessor without notice to the Guarantor, but may not be assigned by the Guarantor. This Guaranty shall inure to the benefit of Lessor, its successors, and assigns, and shall bind the Guarantor, his/her heirs, representatives, successors and assigns. Service of all notices regarding this Guaranty shall be sufficient if given personally or mailed to the intended party at the address as set forth herein, or at such other address as said party may provide in writing from time to time.

Guarantor:	Accepted at Riverside County, California

Kenneth West	Date: 12-15-09

By: /s/ Kenneth West	HAI Capital Inc
Address: 1401 Bay Rd., #403	By:
Miami Beach, FL 33139
Title: President
Social Security #: XXX-XX-1844

PERSONAL GUARANTY

This PERSONAL GUARANTY is entered into on  Nov 3, 2009by and between Matthew Endara ("Guarantor") and HAI Capital, Inc. ("Lessor"). Guarantor offers this PERSONAL GUARANTY as an inducement for HAI CAPITAL to enter into Finance/Lease Agreement #2517800111, with  Internal Fixation Systems, Inc. ("Lessee").

To induce Lessor to enter into the within Lease, the undersigned unconditionally guarantees to Lessor the prompt payment when due of all of Lessee's obligations to Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. Guarantor consents to any extensions or modification granted to Lessee and the release and/or compromise of any obligation of Lessee or any other obligors and guarantors without in any way releasing the undersigned from its obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by death of the undersigned, shall bind the heirs, administrators, representatives, successors and assigns, and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned agrees and consents to the Courts of the State of California having jurisdiction in Riverside County. In the event the underlying Lease is assigned by Lessor, Guarantor agrees that this Guarantee is an unseverable part of the assignment and that all actions or proceedings hereunder shall be brought in the county and state where the assignee's principal offices are located or where payments on the lease are made. Guarantor agrees not to raise any defenses against the assignee that it could have, or might have, been able to raise against the Lessor. This Guaranty shall be interpreted by the laws of California.

Guarantor warrants and represents that Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of the Guarantor that Lessee enter into the Finance/Lease Agreement and other Agreements, or any of them, with Lessor; that Guarantor is and shall remain, familiar with the state of Lessee's finances and the operation of Lessee's business; and that Guarantor understands that Lessor would be unwilling to enter into the Agreements, or any of them, with Lessee without this PERSONAL GUARANTY and that HAI CAPITAL depends upon Guarantor's warranties, covenants and representations.

This Guaranty contains the entire agreement between the parties and it may not be altered, amended, modified, or terminated, except by a writing signed by the parties. Should either party institute Suit hereunder, the prevailing party shall be entitled to reasonable attorney fees and costs. No provision of this Guaranty which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Guaranty, all of which shall remain in full force and effect. This Guaranty may be assigned by Lessor without notice to the Guarantor, but may not be assigned by the Guarantor. This Guaranty shall inure to the benefit of Lessor, its successors, and assigns, and shall bind the Guarantor, his/her heirs, representatives, successors and assigns. Service of all notices regarding this Guaranty shall be sufficient if given personally or mailed to the intended party at the address as set forth herein, or at such other address as said party may provide in writing from time to time.

Guarantor:	Accepted at Riverside County, California

Matthew Endara	Date: 12-15-09

By: /s/ Matthew Endara	HAI Capital Inc
Address: 17125 SW 81st Ct.	By:
Palmetto Bay, FL 33157
Title: President
Social Security #: XXX-XX-8463

CONSENT AND WAIVER BY OWNER,
LANDLORD OR MORTGAGEE OF REAL ESTATE
#25178001H

The undersigned,	STAR MEDICAL EQUIPMENT RENTAL, INC
(Name of Owner, Landlord or Mortgagee)

10100 NM 116 WAY #18, MEDLEY, FL 33176	is the owner, landlord or mortgagee
(Street Address, City or Town, State)

of the premises located at	10100 NW 116th Way, Suite 18 Medley, FL 33178
("Premises")

which are occupied by	Internal Fixation Systems, Inc.
("Occupant")

The undersigned acknowledges that HAI Capital, Inc. ("HAI CAPITAL") is the owner of, or now has, or will acquire a first security interest under a Master Lease Agreement (the "Lease") in the machinery, equipment, or other personal property described on Schedule A annexed hereto and made part hereof ("Equipment") including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises.

To induce HAI CAPITAL to enter into the Contract with Occupant, the undersigned: irrevocably waives any right, title or interest in or to the Equipment that the undersigned may now or hereafter have; will refrain from taking any action to bar, restrain or otherwise prevent HAI CAPITAL, its agents, successors or assigns from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment; hereby grants HAI CAPITAL, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times; agrees that the Equipment is, and shall remain personal property, notwithstanding the manner which it is installed or affixed to the Premises.

The undersigned shall give notice of any default or breach in the real estate lease to HAI CAPITAL, so that HAI CAPITAL may promptly exercise its rights under the terms of its Lease.

This Consent and Waiver shall inure to the benefit of the successors and assignees of HAI CAPITAL and shall be binding upon the heirs, representatives, successors and assigns of the undersigned.

In Witness Whereof, the undersigned has duly executed this Consent and Waiver this  2    day of November    2009.

Star Medical Equipment Rental Inc.
Name of Owner, Landlord or Mortgagee

By: /s/ Steve Hernandez
(Witness)	Title: President

Date: 11/2/09